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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D,C. 20549
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                                    FORM 8-K

                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report(date of earliest event reported): April 30,1998






                             DIEBOLD, INCORPORATED
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               (Exact name of registrant as specified in its charter)

         Ohio                         1-4879                      34-0183970
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(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification
  of incorporation)                                         Number)

    5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio             44720-8077
    ----------------------------------------------------             ----------
         (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (330) 490-4000
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ITEM 5. OTHER EVENTS

     Effective December 31, 1997, Diebold, Incorporated (Registrant) adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which replaced the calculation of primary earnings per share and fully diluted earnings per share with basic earnings per share and diluted earnings per share. SFAS No. 128 requires that all prior-period earnings per share data presented in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 be restated to conform to SFAS No. 128. On March 5, 1998, the Registrant filed its Annual Report on Form 1O-K for the fiscal year ended December 31, 1997. In accordance with Item 601(c)(2)(iii) of Regulation S-K, the Registrant is filing this Current Report on Form 8-K to restate the Registrant's Financial Data Schedules for the fiscal years ended December 31, 1995 and December 31, 1996 and for the quarterly periods ended June 30, 1997 and September 30, 1997. The Restated Financial Data Schedules filed as exhibits hereto conform to the restated prior-period earnings per share data presented in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

        (c)    Exhibits

       27.1 Restated Financial Data Schedule for the fiscal year ended December 31, 1995 (filed herewith).

       27.2 Restated Financial Data Schedule for the fiscal year ended December 31, 1996 (filed herewith).

       27.3 Restated Financial Data Schedule for the quarterly periods ended June 30, 1997 and September 30, 1997 (filed herewith).




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                     DIEBOLD, INCORPORATED AND SUBSIDIARIES

                                    FORM 8-K

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DIEBOLD, INCORPORATED
                                         ----------------------------
                                                  (Registrant)





Date:  April 30, 1998                   By:    /s/ Gerald F. Morris
                                               -----------------------
                                               Gerald F. Morris
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Accounting and
                                               Financial Officer)




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                              DIEBOLD INCORPORATED
                                    FORM 8-K
                               INDEX TO EXHIBITS





    EXHIBIT NO.                                                        PAGE NO.
    -----------                                                        --------



   27.1     Restated Financial Data Schedule for the fiscal year ended
            December 31, 1995 (filed herewith).                             5

   27.2     Restated Financial Data Schedule for the fiscal year ended
            December 31, 1996 (filed herewith).                             6

   27.3     Restated Financial Data Schedule for the quarterly periods
            ended June 30, 1997 and September 30, 1997 (filed herewith).    7




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